EXHIBIT 1

                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Antonio Carlos Valente da Silva                        General Taxpayers' Register:
                                                             371.560.557-04
Qualification: Member of the Board of Directors
                                      OPENING BALANCE

  Security/       Characteristic of Security              Number              % interest
  Derivative
                                                                      Same kind         Total
    Share                   COMMON                          1             0.00          0.00
                                      CLOSING BALANCE

  Security/       Characteristic of Security              Number              % interest
  Derivative
                                                                        Same kind       Total
    Share                   COMMON                          1             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Adezio de Almeida Lima                                General Taxpayers' Register:
                                                            342.530.507-78
Qualification: Member of the Board of Directors

                                      OPENING BALANCE
  Security/       Characteristic of Security             Number              % interest
  Derivative
                                                                       Same kind       Total
    Share                   COMMOM                         1             0.00          0.00

                                      CLOSING BALANCE
  Security/       Characteristic of Security             Number              % interest
  Derivative
                                                                       Same kind       Total
    Share                    COMMON                         1             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Carlos Eduardo da Silva Bessa                      General Taxpayers' Register:
                                                         054.433.427-20
Qualification: Member of the Board of Directors
                                 OPENING BALANCE
  Security/     Characteristic of Security             Number              % interest
  Derivative
                                                                     Same kind       Total
    Share                 Common                         1             0.00          0.00

                                 CLOSING BALANCE
  Security/     Characteristic of Security             Number              % interest
  Derivative
                                                                     Same kind       Total
    Share                 Common                         1             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Eggon Joao da Silva                                    General Taxpayers' Register:
                                                             009.955.179-91
Qualification: Member of the Board of Directors
                                    OPENING BALANCE
  Security/      Characteristic of Security                 Number              % interest
  Derivative
                                                                          Same kind       Total
    Share                  Common                           1,563           0.01          0.00
    Share                Common (1)                       1,566,862         10.13         3.51
    Share                Preferred                          91,408          0.31          0.20
    Share              Preferred (1)                      1,768,172         6.06          3.96

                                     CLOSING BALANCE
  Security/      Characteristic of Security                 Number              % interest
  Derivative
                                                                          Same kind       Total
    Share                  Common                           1,563           0.01          0.00
    Share                Common (1)                       1,566,862         10.13         3.51
    Share                Preferred                          91,408          0.31          0.20
    Share              Preferred (1)                      1,768,172         6.06          3.96
(1) Indirect participation through the company Weg S.A.

                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Luiz Carlos Fernandes Afonso                      General Taxpayers' Register:
                                                        035.541.738-35
Qualification: Member of the Board of Directors
                                  OPENING BALANCE
  Security/      Characteristic of Security            Number              % interest
  Derivative
                                                                     Same kind       Total
    Share                  Common                        1             0.00          0.00

                                  CLOSING BALANCE
  Security/      Characteristic of Security            Number              % interest
  Derivative
                                                                     Same kind       Total
    Share                  Common                        1             0.00          0.00

                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Francisco Ferreira Alexandre                      General Taxpayers' Register:
                                                        301.479.484-87
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
  Security/     Characteristic of Security            Number              % interest
  Derivative
                                                                    Same kind       Total
    Share                 Common                        1             0.00          0.00

                                 CLOSING BALANCE
  Security/     Characteristic of Security            Number              % interest
  Derivative
                                                                    Same kind       Total
    Share                 Common                        1             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



COMPANY NAME: PERDIGAO S.A.
Name: Jaime Hugo Patalano                              General Taxpayers' Register:
                                                       011.141.237-49
Qualification: Member of the Board of Directors

                                   OPENING BALANCE
  Security/     Characteristic of Security            Number              % interest
  Derivative
                                                                    Same kind       Total
    Share                 Common                        1             0.00          0.00

                                   CLOSING BALANCE
  Security/     Characteristic of Security            Number              % interest
  Derivative
                                                                    Same kind       Total
    Share                 Common                        1             0.00          0.00

                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Luciano Carvalho Ventura                           General Taxpayers' Register:
                                                         018.153.854-72
Qualification: Member of the Audit Committee
                                    OPENING BALANCE
  Security/      Characteristic of Security             Number              % interest
  Derivative
                                                                      Same kind       Total
    Share                Preferred                        12            0.00          0.00

                                     CLOSING BALANCE
  Security/      Characteristic of Security             Number              % interest
  Derivative
                                                                      Same kind       Total
    Share                Preferred                        12            0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.
Name: Wang Wei Chang                                        General Taxpayers' Register:
                                                            534.698.608-15
Qualification: Chief Financial Officer

                                       OPENING BALANCE
  Security/         Characteristic of Security            Number              % interest
  Derivative
                                                                        Same kind       Total
    Share                   Preferred                       2             0.00          0.00

                                        CLOSING BALANCE
  Security/         Characteristic of Security            Number              % interest
  Derivative
                                                                        Same kind       Total
    Share                   Preferred                       2             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Wlademir Paravisi                                    General Taxpayers' Register:
                                                           387.161.009-72
Qualification: Supply Chain Director
                                       OPENING BALANCE
  Security/        Characteristic of Security            Number              % interest
  Derivative
                                                                      Same kind       Total
    Share                  Preferred                      300            0.00          0.00

                                       CLOSING BALANCE
  Security/        Characteristic of Security            Number              % interest
  Derivative
                                                                      Same kind       Total
    Share                  Preferred                      300            0.00          0.00

                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                           OFFICERS                                     CONSULTANT AGENCIES

                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96

                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96


                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE     (X) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00


                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On July, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                302            0.00          0.00
                                                     CLOSING BALANCE *
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                302            0.00          0.00